                                                                    EXHIBIT 10.3





                                  INTERVU INC.
                      RESTRICTED STOCK PURCHASE AGREEMENT


         THIS RESTRICTED STOCK PURCHASE AGREEMENT is made as of this ______________, 19__ (this "Agreement"), between INTERVU INC., a Delaware corporation (the "Company"), and ______________ ("Purchaser").

         1.  Purchase of Shares.

         1.1 Purchase. Purchaser hereby purchases, and the Company hereby sells to Purchaser, _____________ shares of the Company's Common Stock (the "Shares") at a purchase price of $_______ per share (the "Purchase Price").

         1.2 Payment. Concurrently with the execution of this Agreement, Purchaser shall pay the Purchase Price for the Shares either in cash or cash equivalent, or in other consideration acceptable to the Company. Purchaser shall also deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) and any additional documents required by the Company as a condition for the purchase.

         1.3 Delivery of Certificates. The certificates representing the Shares purchased hereunder and subject to the Company's Repurchase Right under
Article 5 hereof shall be held in escrow by the Secretary of the Company as provided in Article 7 hereof.

         2.  Securities Law Compliance.

         2.1 Exemption From Registration. The Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being issued to Purchaser in reliance upon the exemption from such registration provided by Rule 701 promulgated by the Securities and Exchange Commission (the "Commission") for certain limited offerings and sales of stock. Purchaser hereby acknowledges receipt of a copy of this Agreement.

         2.2  Restricted Securities.

         (a) Purchaser hereby confirms that Purchaser has been informed that the Shares are "restricted securities" under the 1933 Act and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that Purchaser is prepared to hold the Shares for an indefinite period.

         (b) Purchaser is aware of the adoption of Rule 144 by the Commission, promulgated under the 1933 Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to





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

the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the issuer, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three (3) month period not exceeding specified limitations. Purchaser is aware that Rule 144 of the Commission under the 1933 Act is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act. Purchaser further represents that he understands that at the time he wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market exists for the Company's Common Stock, the Company may not be satisfying the current public information requirement of Rule 144 or other conditions under Rule 144 which are required of the Company. If so, Purchaser understands that he will be precluded from selling the securities under Rule 144.

         (c) Purchaser represents that Purchaser is familiar with the business of the Company as currently conducted and as proposed to be conducted, and that prior to acquisition of the Shares, Purchaser acquired sufficient information about the Company to reach an informed knowledgeable decision to acquire the Shares. Purchaser has such knowledge and experience in financial and business matters as to make him capable of evaluating the risks of the prospective investment and to make an informed investment decision. Purchaser is able to bear the economic risk of his investment in the Shares. Purchaser agrees not to make, without the prior written consent of the Company, any public offering or any sale of the Shares although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until the earlier of the date on which the Company effects its initial registered public offering pursuant to the 1933 Act or the date on which it becomes a registered company pursuant to section 12(g) of the Securities and Exchange Act of 1934.

         (d) Purchaser represents that Purchaser either has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or by reason of Purchaser's business or financial experience or of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect Purchaser's own interests in connection with the purchase of the Shares hereby.

         (e) Purchaser represents that Purchaser is purchasing the Shares for Purchaser's own account and not with a view to or for sale in connection with any distribution of the Shares.

         (f) Purchaser represents that the offer and sale of the Shares hereby is not accomplished by the publication of any advertisement.

         2.3 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than a permitted transfer under Section 4.1) unless and until:

         (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

         (b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares; and





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         (c)  Purchaser shall have provided the Company an opinion of counsel in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or
(ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

         The Company shall not be required (i) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Article 2 nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

         2.4 Restrictive Legends. In order to reflect the restrictions on the disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including one or both of the following legends:

         (a) "The securities represented by this certificate have not been registered or qualified under the Securities Act of 1933 or the securities laws of any state, and may be offered and sold only if registered and qualified pursuant to federal and state securities laws or if the Company is provided an opinion of counsel satisfactory to the Company that registration and qualification under federal and state securities laws is not required."

         (b) If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

         3.  Special Provisions.

         3.1 Stockholder Rights. Until such time as the Company actually exercises its repurchase rights under this Agreement, Purchaser (or any successor in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article 7, subject, however, to the transfer restrictions of Articles 2 and 4.

         3.2  Section 83(b) Election.

         (a) Purchaser understands that under section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the Purchase Price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares under
Article 5 of this Agreement. Purchaser understands that he may elect to be taxed at the time the Shares are acquired hereunder to the extent the fair market value of the Shares differs from the Purchase Price rather than when such Shares cease to be subject to such forfeiture restrictions, by filing an election under section 83(b) of the Code with the I.R.S. within thirty (30) days after the date of purchase hereunder. The form for making this election is attached as Exhibit B hereto. Purchaser understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by Purchaser (in the event the fair market value of the Shares increases after the date of purchase) as the forfeiture restrictions lapse.





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
         (b) PURCHASER ACKNOWLEDGES THAT THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, COUNSEL, ACCOUNTANTS AND OTHER ADVISORS HAVE NO RESPONSIBILITY TO, AND EXPRESSLY DO NOT, PROVIDE PURCHASER WITH ANY ADVICE REGARDING THIS AGREEMENT, THE TAX AND ANY OTHER CONSEQUENCES OF ENTERING INTO THIS AGREEMENT, WHETHER OR NOT TO FILE AN 83(b) ELECTION, AND THE TAX AND ANY OTHER CONSEQUENCES OF FILING, OR NOT FILING, AN 83(b) ELECTION.

         (c)  PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE
RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF.

         (d) PURCHASER IS RELYING SOLELY ON HIS OR HER OWN ADVISORS, AND NOT ON ANY ADVICE DIRECTLY OR INDIRECTLY FROM THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, COUNSEL, ACCOUNTANTS OR OTHER ADVISORS, WITH RESPECT TO THE DECISION TO ENTER INTO THIS AGREEMENT, THE TAX AND ANY OTHER CONSEQUENCES OF ENTERING INTO THIS AGREEMENT, WHETHER OR NOT TO FILE AN 83(b) ELECTION, AND THE TAX AND ANY OTHER CONSEQUENCES OF FILING, OR NOT FILING, AN 83(b) ELECTION.

         3.3  Market Stand-Off.

         (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days). This Section 3.3 shall only remain in effect for the three-year period following the effective date of the Company's initial public offering.

         (b) Purchaser shall be subject to the market stand-off provisions of this Section 3.3 only if the officers and directors of the Company are also subject to similar arrangements.

         (c) In the event of any stock dividend, stock split, recapitalization, or other change affecting the Company's outstanding Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Shares are at such time covered by such provisions.

         (d) In the event of any of the following transactions (a "Corporate Transaction"):





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                 (i)  a merger or acquisition in which the Company is not the surviving entity,

                 (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                 (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, then any new, substituted, or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Shares are at such time covered by such provisions.

         3.4 Stop Transfer. In order to enforce the provisions of Section 3.3, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

         4.  Transfer Restrictions.

         4.1 Restriction on Transfer. Purchaser shall not transfer, assign, encumber, or otherwise dispose of any of the Shares that are subject to the Company's Repurchase Right under Article 5. In addition, Shares that are released from the Repurchase Right shall not be transferred, assigned, encumbered, or otherwise made the subject of disposition in contravention of the Company's First Refusal Right under Article 6. Such restrictions on transfer, however, shall not be applicable if Purchaser receives prior written consent from the Company to (a) a gratuitous transfer of the Shares made to Purchaser's spouse or issue, including adopted children, or to a trust for the exclusive benefit of Purchaser or Purchaser's spouse or issue, (b) a transfer of title to the Shares effected pursuant to Purchaser's will or the laws of intestate succession, or (c) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Purchaser in connection with the acquisition of the Shares.

         4.2 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in Section 4.1 must, as a condition precedent to such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (a) both the Company's Repurchase Right and the Company's First Refusal Right granted hereunder, (b) the market stand-off provisions of Section 3.3, and (c) the transfer restrictions of Articles 2 and 4, to the same extent such shares would be so subject if retained by Purchaser.

         4.3 Definition of Owner. For purposes of Articles 5, 6 and 7 of this Agreement, the term "Owner" shall include Purchaser and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from Purchaser in accordance with Section 4.1.





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
         5.  Repurchase Right.

         5.1  Grant.

         (a) The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60) day period following the date Purchaser ceases to be a Service Provider to the Company, to repurchase at the Purchase Price all or (at the discretion of the Company and with the consent of Purchaser) any portion of the Shares in which Purchaser has not acquired a vested interest in accordance with Section 5.3 (the "Unvested Shares").

         (b) For purposes of this Agreement, Purchaser shall be a "Service Provider" to the Company for so long as Purchaser renders periodic services to the Company or one or more of its parent or subsidiary corporations as an employee, director or consultant.

         (c) For purposes of this Agreement, Purchaser shall "cease to be a Service Provider" to the Company upon the occurrence of any of the following events: (i) Purchaser is terminated by the Company, with or without cause, as a Service Provider to the Company; (ii) Purchaser voluntarily resigns as a Service Provider to the Company; (c) Purchaser dies; or (d) Purchaser becomes permanently disabled. For purposes of this Agreement, Purchaser shall be "permanently disabled" if Purchaser is physically incapacitated, and such incapacity, as determined by a physician appointed by the Company, renders Purchaser unable to substantially perform the duties for which Purchaser was engaged as a Service Provider to the Company, and such incapacity continues (or is determined by such physician to continue) for a period of six (6) out of twelve (12) consecutive months.

         5.2 Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the sixty (60) day period specified in Section 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates, pay to the Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares that are to be repurchased.

         5.3  Termination of the Repurchase Right.

         (a) The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 5.2. In addition, the Repurchase Right shall terminate with respect to any and all Shares in which Purchaser vests in accordance with the schedule below. Accordingly, provided Purchaser does not cease for any reason to be a Service Provider to the Company, Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in accordance with the following vesting schedule:





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                 (i)  Purchaser shall not acquire any vested interest in, nor shall the Repurchase Right lapse with respect to, any Shares during the period commencing on November 1, 1995 (the "Vesting Measurement Date"), and ending on the date one (1) year measured from the Vesting Measurement Date.

                 (ii) Upon the expiration of the initial one (1) year period measured from the Vesting Measurement Date, Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, that number of Shares equal to twenty percent (20%) of the Shares.

                 (iii) After the expiration of the initial one (1) year period measured from the Vesting Measurement Date, in addition to the twenty percent (20%) of the Shares that vest under Section 5.3(a)(ii), Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the remaining Shares on a daily basis in successive daily installments each equal to 0.0006844626968% of the remaining Shares (such that full vesting of all Shares is scheduled to occur over a five-year period).

         (b) All Shares as to which the Repurchase Right lapses shall, however, continue to be subject to the First Refusal Right under Article 6, the market stand-off provisions of Section 3.3, and the transfer restrictions of Articles 2 and 4, until each such provision terminates in accordance herewith.

         5.4 Fractional Shares. No fractional shares shall be repurchased by the Company. Accordingly, should the Repurchase Right extend to a fractional share at the time Purchaser ceases to be a Service Provider, then such fractional share shall be added to any fractional share in which Purchaser is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

         5.5 Additional Shares or Substituted Securities. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure, provided that the aggregate Purchase Price shall remain the same.

         5.6  Corporate Transaction.

         (a) In the event of any of the following transactions (a "Corporate Transaction"):

                 (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, or





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                 (ii)  the sale, transfer or other disposition of all or
         substantially all of the assets of the Company, or

                 (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, and as a result of the occurrence of the Corporate Transaction, either Purchaser is terminated by the Company without cause as a Service Provider to the Company, or Purchaser's annual salary (excluding bonus (cash or non-cash), fringe benefits and other non-cash compensation) as a Service Provider to the Company is reduced, then the Repurchase Right shall automatically lapse in its entirety, and Purchaser shall acquire a vested interest in all of the Shares, upon the consummation of such Corporate Transaction.

         (b) To the extent the Repurchase Right remains in effect following such Corporate Transaction in accordance with subparagraph (a) above, it shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Company's capital structure, provided that the aggregate Purchase Price shall remain the same.

         6.  Right of First Refusal.

         6.1 Grant. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale or other transfer of the Shares in which Purchaser has vested in accordance with Article 5. For purposes of this Article 6, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Shares intended to be made by the Owner, but shall not include any of the permitted transfers under Section 4.1.

         6.2 Notice of Intended Disposition. In the event the Owner desires to accept a bona fide third-party offer for any or all of the Shares (the shares subject to such offer to be hereinafter called, for purposes of this
Article 6, the "Target Shares"), the Owner shall promptly (a) deliver to the Secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price, (b) if the offer is in writing, deliver to the Secretary of the Company a copy of such offer, together with the Disposition Notice, and (c) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not contravene the provisions of Articles 2 and 3 of this Agreement.

         6.3 Exercise of Right. The Company (or its assignees) shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to the Owner prior to





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

the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, properly endorsed for transfer. If any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Company for cancellation. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Company's Common Stock.

         Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees), or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Company. The closing shall then be held on the latter of (a) the fifth business day following delivery of the Exercise Notice or (b) the 15th day after such cash valuation shall have been made.

         6.4 Non-Exercise of Right. In the event the Exercise Notice is not given to the Owner within thirty (30) days following the date of the Company's receipt of the Disposition Notice, the Owner shall have a period of thirty (30) days thereafter, in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party purchaser than those specified in the Disposition Notice; provided that any such sale or disposition must not contravene the provisions of Articles 2 and 4 of this Agreement. If any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party purchaser shall acquire the Target Shares, subject to the Company's First Refusal Right (as to subsequent transfers by the Owner), the market stand-off provisions of Section 3.3, and the transfer restrictions of Articles 2 and 4. If the Owner does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, the Company's Repurchase Right, the Company's First Refusal Right, the market stand-off provisions of Section 3.3, and the transfer restrictions of Articles 2 and 4, shall continue to apply to any subsequent disposition of the Target Shares by the Owner, until each such provision terminates in accordance herewith.

         6.5 Partial Exercise of Right. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, the Owner shall have the option, exercisable by written notice to the Company delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

         (a) sale or other disposition of all the Target Shares to a third-party purchaser in compliance with the requirements of Section 6.4, as if the Company did not exercise the First Refusal Right hereunder; or

         (b) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of
Section 6.3.

         Failure of the Owner to deliver timely notification to the Company under this Section 6.5 shall be deemed to be an election by the Owner to sell the Target Shares pursuant to alternative (a) above.

         6.6  Recapitalization.

         (a) In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately subject to the Company's First Refusal Right hereunder, but only to the extent the Shares are at the time covered by such right.

         (b) In the event of a Corporate Transaction (as defined in Section 5.6), the Company's First Refusal Right shall remain in full force and effect and shall not apply to the exchange for the Shares in consummation of the Corporate Transaction, but thereafter shall apply to any proposed sale or other transfer of the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right.

         6.7 Lapse. The First Refusal Right under this Article 6 shall lapse and cease to have effect upon the earliest to occur of (a) the determination by the Board of Directors of the Company (or its successor) that a public market exists for the outstanding shares of the Common Stock of the Company (or its successor), or (b) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock (or its successor) in the aggregate amount of at least $7,500,000.

         6.8 Legend. In addition to the legends required by Section 2.4, all certificates representing Shares subject to the Company's Right of Repurchase and the Right of First Refusal shall be endorsed with the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER OF THE SECURITIES, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON THE

         PURCHASER CEASING TO BE A SERVICE PROVIDER TO THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

         7.  Escrow.

         7.1 Deposit. Upon issuance, the certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Article 7. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 7.3. Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

         7.2 Recapitalization. All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow under this Article 7, but only to the extent the Shares are at the time subject to the escrow requirements of Section 7.1.

         7.3 Release/Surrender. The Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

         (a) Should the Company exercise the Repurchase Right under Article 5 with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase- money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall have no further rights with respect to such Unvested Shares (or other assets or securities).

         (b) Should the Company exercise its First Refusal Right (whether in whole or in part) under Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall, concurrently with the payment of the Section 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Company for cancellation, and the Owner shall have no further rights with respect to such Target Shares (or other assets or securities).

         (c) Should the Company elect not to exercise its First Refusal Right (whether in whole or in part) under Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall be surrendered to the Owner for disposition according to the provisions of Section 6.4.

         (d) As the interest of Purchaser in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article 5, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner, if requested by the Owner, in accordance with the following schedule:

                 (i) The initial release of twenty percent (20%) of the vested shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial one (1) year period measured from the Vesting Measurement Date.

                 (ii) Subsequent releases, in excess of the previously released twenty percent (20%), of vested shares (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur two
         (2) years after the Vesting Measurement Date.

                 (iii) Upon Purchaser's ceasing to be a Service Provider, any escrowed Shares (or other assets or securities) in which Purchaser is at the time vested shall be promptly released from escrow.

                 (iv) Upon any earlier termination of the Company's Repurchase Right in accordance with the provisions of Section 5.6, the Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully vested shares or other property.

         (e) All Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraphs (i) through (iv) above shall nevertheless remain subject to the First Refusal Right under Article 6, the market stand-off provisions of Section 3.3, and the transfer restrictions of Articles 2 and 4, until each such provision terminates in accordance herewith.

         8.  General Provisions.

         8.1  Assignment.  The Company may assign its Repurchase Rights under
Article 5 and/or its First Refusal Right under Article 6 to any person or entity selected by the Company's Board of Directors, including one or more stockholders of the Company.

         If the assignee of the Repurchase Right is other than a parent or subsidiary corporation of the Company, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of the fair market value of the Unvested

Shares at the time subject to the Repurchase Right (as determined by the Company's Board of Directors) and the aggregate Repurchase Price payable for such Unvested Shares.

         8.2 Definitions. For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

         (a) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (b) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         8.3 No Employment or Service Contract. Nothing in this Agreement shall confer upon Purchaser any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company) for any period of time or restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company) or Purchaser, to terminate the Service Provider status of Purchaser at any time for any reason whatsoever, with or without cause.

         8.4 Notices. Any notice required in connection with (a) the Repurchase Right or the First Refusal Right or (b) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery, upon deposit with a nationally recognized courier service, or upon deposit in the United States mail, registered or certified, return receipt requested, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Section 8.4 to all other parties to this Agreement.

         8.5 No Waiver. The failure of the Company (or its assignees) in any instance to exercise the Repurchase Rights granted under Article 5, or the failure of the Company (or its assignees) in any instance to exercise the First Refusal Right granted under Article 6, shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Purchaser. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         8.6 Cancellation of Shares. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this

Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         9.  Miscellaneous Provisions.

         9.1 Purchaser Undertaking. Purchaser hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out the obligations or restrictions imposed on Purchaser under this Agreement.

         9.2 Agreement Is Entire Contract. This Agreement constitutes the entire contract between the parties hereto and supersedes all prior representations, understandings and agreements with regard to the subject matter hereof.

         9.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

         9.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         9.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Purchaser and Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first indicated above.


                                       INTERVU INC.


                                       By______________________________________

                                       Address  201 Lomas Santa Fe Drive,
                                       Suite 400
                                       Solana Beach, CA 92075


                                       PURCHASER*


                                       ________________________________________
                                       Signature


                                       Address
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________





_______________________

* I have received, completed, executed and retained the I.R.C. section 83(b) election that was attached hereto as Exhibit B. As set forth in Section 3.2, I understand that I, and not the Corporation, will be responsible for completing the form and filing the election with the appropriate office of the federal and state tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will forfeit the significant tax benefits of section 83(b). I understand further that such filing should be made by registered or certified mail, return receipt requested, and that I must retain two (2) copies of the completed form for filing with my state and federal tax returns for the current tax year and an additional copy for my records.

                                  InterVU Inc.
                          Restricted Stock Agreements


---------------------------------------------------------------------------
                                                As adjusted     As adjusted
---------------------------------------------------------------------------
      Date                    Name                Shares        Price/share
---------------------------------------------------------------------------
     1/17/96        Brownell       Lonnie          50,384        0.003970
---------------------------------------------------------------------------
     1/17/96        Czajkowski     Peter            2,519        0.003970
---------------------------------------------------------------------------
     1/17/96        Hoy            Gayle            2,519        0.003970
---------------------------------------------------------------------------
     1/17/96        Jackson        Kim              2,519        0.003970
---------------------------------------------------------------------------
     1/17/96        Clapper        Larry            2,519        0.003970
---------------------------------------------------------------------------
     1/17/96        Curry          John            12,596        0.003970
---------------------------------------------------------------------------
     1/17/96        David          Edward          25,192        0.003970
---------------------------------------------------------------------------
     1/17/96        Drabkin        Eva/Jess        12,596        0.003970
---------------------------------------------------------------------------
     1/17/96        Giberson       Patricia         1,260        0.003970
---------------------------------------------------------------------------
     1/17/96        Intrator       Richard          2,519        0.003970
---------------------------------------------------------------------------
     1/17/96        LaFleur        Thomas           2,519        0.003970
---------------------------------------------------------------------------
     1/17/96        Pearl          Shanna           1,260        0.003970
---------------------------------------------------------------------------
     1/17/96        Rangan         P. Venkat        1,260        0.003970
---------------------------------------------------------------------------
     1/17/96        Willis         Isaac           25,192        0.003970
---------------------------------------------------------------------------
     1/17/96        Zitelli        Yolanda          2,519        0.003970
---------------------------------------------------------------------------
     4/17/96        Abraham        John            12,596        0.023817
---------------------------------------------------------------------------
     4/17/96        Colby          Ken             37,788        0.023817
---------------------------------------------------------------------------
     4/17/96        Czajkowski     Peter           37,788        0.023817
---------------------------------------------------------------------------
     4/17/96        Flynn          Peter           12,596        0.023817
---------------------------------------------------------------------------
     4/17/96        Hoy            Gayle            3,149        0.023817
---------------------------------------------------------------------------
     4/17/96        Jackson        Kimberly         6,298        0.023817
---------------------------------------------------------------------------
     4/17/96        Karush*        Arnie           75,576        0.023817
---------------------------------------------------------------------------
     4/17/96        Klein          Stephen         37,788        0.023817
---------------------------------------------------------------------------
     4/17/96        Kritz          Maria            6,298        0.023817
---------------------------------------------------------------------------
     4/17/96        McGee          Danielle        37,788        0.023817
---------------------------------------------------------------------------
     4/17/96        Mudry          Robert          37,788        0.023817
---------------------------------------------------------------------------
     4/17/96        Parker         Robert          37,788        0.023817
---------------------------------------------------------------------------
     4/17/96        Schmuhl*       Jon             75,576        0.023817
---------------------------------------------------------------------------
     4/17/96        Weathersby     Guy             18,894        0.023817
---------------------------------------------------------------------------
     4/17/96        Cunningham     Robert             630        0.023817
---------------------------------------------------------------------------
     4/17/96        Curry          John             1,260        0.023817
---------------------------------------------------------------------------
     4/17/96        Del Calvo      Jorge            2,519        0.023817
---------------------------------------------------------------------------
     4/17/96        Schaffer       Robert           2,519        0.023817
---------------------------------------------------------------------------
     12/8/96        Augustine      Douglas         37,788        0.039695
---------------------------------------------------------------------------
     12/8/96        Augustine      Douglas         25,192        0.039695
---------------------------------------------------------------------------
     12/8/96        Czajkowski     Peter           25,192        0.039695
---------------------------------------------------------------------------
     12/8/96        Jackson        Kimberly         3,779        0.039695
---------------------------------------------------------------------------
     12/8/96        Klein          Stephen         25,192        0.039695
---------------------------------------------------------------------------
     12/8/96        Isler          Peter           12,596        0.039695
---------------------------------------------------------------------------






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